UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 5, 2007
Wauwatosa Holdings, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	000-51507	20-3598485

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11200 W Plank Ct, Wauwatosa, Wisconsin		53226

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 414-761-1000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On February 5, 2007, Wauwatosa Holdings, Inc. issued a press release announcing its results of operations for the quarter and year ended December 31, 2006. A copy of the press release is being furnished to the Commission as Exhibit 99.1 attached to this report and incorporated by reference.
Item 9.01 Financial Statements and Exhibits.
The following is furnished as an Exhibit to this report.
Exhibit No. 99.1
Press Release of Wauwatosa Holdings, Inc., dated February 5, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wauwatosa Holdings, Inc.
February 5, 2007	By:	Richard C. Larson
		Name:	Richard C. Larson
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Wauwatosa Holdings, Inc., dated February 5, 2007.